UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2014

Clone Algo Technologies Inc.

 (Exact name of registrant as specified in its charter)

Nevada	333-191443	46-2283813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer of Identification No.)

 3753 Howard Hughes Parkway, Suite 200, Las Vegas, NV 89169-0952

(Address of principal executive offices)(Zip Code)

844-256-6325

Registrant's telephone number, including area code

12926 Morehead

Chapel Hill, NC 27517

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4).

Item 3.02	Unregistered Sales of Equity Securities.

On October 15, 2014, Clone Algo Technologies Inc. (the “Company”) sold 200,000 shares of its common stock (the “Shares”) to 10 foreign investors (each a “Purchaser”) at a price per share of $12.50 for an aggregate offering price of $2,500,000. As of the date of this Current Report on Form 8-K, the subscription documents were completed for all 200,000 shares and we have received $1,070,000.

The sale and the issuance of the Shares were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”) and/or Regulation S promulgated under the Securities Act (“Regulation S”).  We made this determination based on the representations of each Purchaser which included, in pertinent part, that each such Purchaser was (a) an “accredited investor” within the meaning of Rule 501 of Regulation D, (b) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or (c) not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S and upon such further representations from each Purchaser that (i) such Purchaser is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (ii) the Purchaser agrees not to sell or otherwise transfer the purchased shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (iii) the Purchaser has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, (iv) the Purchaser had access to all of our documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which we possessed or were able to acquire without unreasonable effort and expense, and (v) the Purchaser has no need for the liquidity in its investment in us and could afford the complete loss of such investment. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

Item 8.01	Other Events.

The Company plans on launching, in the coming weeks, a new mobile application called “YAY.” This app will eventually allow users to: 1) make free phone calls to other users; 2) chat and send photos for free to other users; 3) get pre-approved for loans; 4) share pictures and videos on our social networking service; 5) sell items to other users; 6) sell items on a wholesale basis to other users who are retailers; 7) reserve hotel rooms and travel packages; and 8) obtain discounts from our partners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clone Algo Technologies Inc.

Date: October 15, 2014	By:	/s/ Nakul Gupta
Name: Nakul Gupta
Title: Chief Executive Officer